Supplement Dated February 1, 1999 to Prospectus Dated May 1, 1998

                 Kansas City Life Variable Life Separate Account

                            Survivorship VUL Contract

                                    Maryland


For Contracts sold in the state of Maryland, the prospectus is supplemented as follows:

         The Guaranteed Minimum Death Benefit Option described in the prospectus is not applicable and any reference to or discussion of the Guaranteed Minimum Death Benefit is replaced with the following description of the No-Lapse Guaranteed Monthly Premium and No-Lapse Guaranteed Payment Period.

     The No-Lapse Guaranteed Payment Period and No-Lapse Guaranteed Monthly Premium provisions guarantee that your policy will remain in effect for five years following the Issue Date, provided that you meet the No-Lapse Guaranteed Monthly Premium requirement. The No-Lapse Guaranteed Payment Period and No-Lapse Guaranteed Monthly Premium provisions are provided on each Contract and there is no charge for these provisions. Unlike the Guaranteed Minimum Death Benefit described in the prospectus, the No-Lapse Guaranteed Payment Period and No-Lapse Guaranteed Monthly Premium provisions apply to the Additional Insurance Amount and these provisions are available regardless of which Coverage Option and riders you select. These provisions will not terminate if certain riders are deleted, if the Coverage Option is changed or if the amount of Additional Insurance Amount is changed. The illustrations in the prospectus assume that the No-Lapse Guaranteed Monthly Premium requirement has been met.

     The No-Lapse Guaranteed Monthly Premium and No-Lapse Guaranteed Payment Period provisions operate as follows:

     No-Lapse Guaranteed Payment Period -- The five years following the issue date of the Contract, during which one of the following conditions must exist to prevent your Contract from lapsing:
(1) the Cash Surrender Value of this Contract on a Monthly Anniversary Date must be sufficient to cover the Monthly Deduction for the month beginning on that Monthly Anniversary Date; or
(2) total premiums paid must be equal to or greater than the No-Lapse Guaranteed Monthly Premium times the number of Monthly Anniversary Dates that the Contract has been in force, plus the amount of current indebtedness and the total amount of partial surrenders.

     No-Lapse Guaranteed Monthly Premium -- If you pay the No-Lapse Guaranteed Monthly Premium, your Contract will not lapse during the No-Lapse Guaranteed Payment Period. The No-Lapse Guaranteed Monthly Premium will change for the remainder of the No-Lapse Guaranteed Payment Period if you increase the Additional Insurance Amount, add or delete any riders. A decrease in the Total Sum Insured will not decrease the No-Lapse Guaranteed Monthly Premium during the Guaranteed Payment Period. The initial No-Lapse Guaranteed Monthly Premium is shown in the Contract.

         The Grace Period provision in the Contract is also impacted by the fact that the No-Lapse Guaranteed Payment Period and No-Lapse Guaranteed Monthly Premium are applicable, rather than the Guaranteed Death Benefit. Any reference to or discussion of the Grace Period provision is replaced with the following description of this provision. The Grace Period provision operates as follows:

     Grace Period -- The conditions which will result in your Contract lapsing will vary, as follows, depending on whether the No-Lapse Guaranteed Payment Period has expired.

     During the No-Lapse Guaranteed Payment Period: A grace period begins if on any Monthly Anniversary Day the Cash Surrender Value will not cover the Monthly Deduction for the month beginning on that Monthly Anniversary Day and if the accumulated premiums paid as of each Monthly Anniversary Day are less than:
                                    X + Y + Z
     "X" is the accumulated No-Lapse Guaranteed Monthly Premium in effect on each Monthly Anniversary Day that the Contract is in force based on the coverage in force for that month.
     "Y" is the amount of current indebtedness.
     "Z" is the total amount of partial surrenders.

     A 61-day grace period will begin on the day we mail the notice of the premium required to keep this Contract in force. The premium required to keep this Contract in force will be an amount equal to the lesser of: (1) the amount by which X + Y + Z is greater than the accumulated premiums paid as of the Monthly Anniversary Date on which the grace period began; and (2) an amount sufficient to provide a Cash Surrender Value equal to three Monthly Deductions.

     After the No-Lapse Guaranteed Payment Period: A grace period begins if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction for the month beginning on that Monthly Anniversary Day.

     A 61-day grace period will begin on the day we mail notice of the premium required to keep this Contract in force. A total premium sufficient to provide a Cash Surrender Value equal to the next three Monthly Deductions must be paid during the grace period to keep this Contract in force.

     This Contract will terminate without value if sufficient premium is not paid by the end of the grace period.

     If the last surviving Insured dies during the grace period, any past due Monthly Deductions will be deducted from the death benefit proceeds.

     Scheduled increases to the Additional Insurance Amount are limited to between 0 - 10% instead of between 0 - 25%.

        5646                                               2-99a